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                                                                   EXHIBIT 10.20

                 CONFIDENTIAL SEPARATION AGREEMENT AND RELEASE



     THIS SEPARATION AGREEMENT AND RELEASE ("Agreement") is entered into as of this 30th day of July 1999 ("Agreement Date") by and between Ortel Corporation (the "Company") and Lyle B. Boarts (the "Employee").

     WHEREAS, the employment relationship between the Company and Employee is being terminated;

     WHEREAS, Employee and the Company desire to specify the terms of the separation.

     For and in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, the Company and the Employee agree as follows:

     Employment Status.  Employee hereby resigns from his employment with the
     ------------------
Company and any affiliates effective July 30, 1999. Employee acknowledges that he has been paid all wages due through July 30, 1999 including any accrued, unused vacation pay. Employee understands and agrees that he has given up any right to future wages or benefits from the Company except as specifically set forth herein.

     Return of Company Property.  Employee shall return to the Company, all
     ---------------------------
files, records, reports, data, correspondence, memoranda and other documents (including handwritten notes regarding, and drafts of same), computer equipment, pager, keys and all other physical or personal property which Employee received from the Company and which are the property of the Company.

     Payment to Employee.  In consideration of the release of all claims, the
     --------------------
Company agrees to provide Employee with the following additional payment and benefits:

     The Company shall pay Employee severance in the amount of $64,917 (less applicable withholding) payable in equal bi-weekly installments over a six-month period following the Agreement Date. Payments will be made bi-weekly in accordance with the Company's normal payroll schedule.

     In accordance with the various stock option agreements between the Company and Employee, the Employee has a period of 90 days following termination, i.e., on or before October 29, 1999, in which to exercise all vested options. Options vested as of July 30, 1999 and available for purchase total 20,398 at various prices ranging from $9.625 to $12.87 per share (Exhibit A). All unvested options will be cancelled as of the Agreement Date.

     As further consideration, the Company shall continue Employee's health care benefits to include the Executive level benefits for a period of six months, commencing August 1, 1999. Employee's entitlement benefits from the Company, and eligibility to participate in the Company's benefits plans, ceased effective January 31, 2000, except to the extent Employee elects to and is eligible to continue his medical benefits at his sole expense pursuant to COBRA.


     The foregoing represents the Company's sole financial obligation to Employee under this Agreement or otherwise.

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Release of the Company by Employee.
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     General Release.  Employee hereby releases and forever discharges the
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Company, its parents, subsidiaries, predecessors, successors and each of it their associates, owners, stockholders, members, assigns, employees, agents, directors, officers, partners, representatives, lawyers, donors or contributors and all persons acting by, through, under, or in concert with them, or any of them, (collectively the "Releases") of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called "Claims"), which they now have or may hereafter have against the Releases by reason of any and all acts, omissions, events or facts occurring or existing prior to the date hereof, except as expressly provided herein. The Claims released hereunder include, without limitation, any alleged breach of any employment agreement; any alleged breach of any covenant of good faith and fair dealing, express or implied; any alleged torts or other alleged legal restrictions relating to the Employee's employment and the termination thereof; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Federal Age Discrimination in Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act. This Release shall not apply to Employee's right to receive the benefits provided for in the Agreement, or to retirement and/or employee welfare benefits that have vested and accrued prior to Employee's separation from employment with the Company.

Release of Unknown Claims.
--------------------------

     EMPLOYEE ACKNOWLEDGES THAT HE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
          WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT
          TO EXIST IN HIS FAVOR AT THE TIME OF
          EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM
          MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT
          WITH THE DEBTOR."

     EMPLOYEE BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

Release of Age Discrimination Claims.
--------------------------------------

     Employee agrees and expressly acknowledges that this General Release includes a waiver and release of all claims which Employee has or may have under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. (S) 621, et seq. ("ADEA"). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Agreement:

     That this paragraph and this General Release are written in a manner calculated to be understood by Employee.

     The waiver and release of claims under the ADEA contained in this General Release do not cover rights or claims that may arise after the date on which Employee signs this General Release.

     This General Release provides for consideration in addition to anything of value to which Employee is already entitled.

     Employee is advised to consult an attorney before signing this General Release.

     Employee is granted twenty-one (21) days after Employee is presented with this General Release to decide whether or not to sign this General Release. If Employee executes this General Release prior to the

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expiration of such period, Employee does so voluntarily and after having had the opportunity to consult with an attorney.

     Employee will have the right to revoke this General Release under the ADEA within seven (7) days of signing this Release. In the event this Release is revoked, the General Release and the Separation Agreement executed concurrently herewith will be null and void in their entirety.

     Manner of Revocation.  In the event that Employee elects to revoke this
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Mutual General Release, he shall deliver within the time period prescribed above to the Chairperson of the Compensation Committee of the Company's Board of Directors, a writing stating that he is revoking this Mutual General Release and subscribed by the Employee.

     Consequences of Revocation.  In the event that Employee should elect to
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revoke this Mutual General Release as described in the paragraph above, this
Agreement shall be null and void in its entirety.

     No Assignment of Claims.  Employee represents and warrants to the Releases
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that there has been no assignment or other transfer of any interest in any Claim which Employee may have against the Releases, or any of them, and Employee agrees to indemnify and hold the Releases harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred as a result of any person asserting any such assignment or transfer of any rights or Claims under any such assignment or transfer from such Party.

     No Suits or Actions.  Employee agrees that if he hereafter commences, joins
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in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releases any of the Claims released hereunder, then he will pay to the Releases against whom such claim(s) is asserted, in addition to any other damages caused thereby, all attorneys' fees incurred by such Releases in defending or otherwise responding to said suit or Claim.

     No Admission.  The Parties further understand and agree that neither the
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payment of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releases.

Confidential Information and Trade secrets/Non-solicitation
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     Non-competition.  Employee acknowledges that he has had access to and
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actual knowledge of confidential trade secret information, which was entrusted to him in his fiduciary capacity as an employee or officer of the Company, and that he has a duty not to disclose or use, for his or any other person's benefit, such information. Employee agrees that such information includes, without limitation, the identity of the Company's actual and targeted customers, suppliers, business partners, and contacts; the business plans and finances of the Company; technical processes and information developed by the Company; and business processes developed by the Company.

Non-solicitation.
-----------------

     No Solicitation of Customers.  To ensure that no trade secret information
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is misused, for a period of one (1) year from the date of execution of this
Agreement, Employee shall not directly or indirectly, either individually or acting in concert, call upon or solicit any significant customer of the Company or its subsidiaries with whom the Company or its subsidiaries has or have had any dealings during the five-year period prior to the date hereof or may have any dealings at any time during such period for the purpose of soliciting business to sell or otherwise provide to such customer or any other customer of the Company or its subsidiaries any product or service included in the [alternative long distance carrier business], except for the benefit of or on behalf of the Company and, in furtherance thereof, Employee, individually or acting in concert, shall not attempt in any manner to solicit and/or otherwise persuade or induce any such customer of the Company or its subsidiaries to cease to do business, reduce the amount of business which any such customer has customarily done or contemplated doing or refrain from increasing the amount of business with the Company or its subsidiaries.

     No Solicitation of Distributor, Supplier and Employees.  To ensure that no
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trade secret is misused, for a period of one (1) year from the date of execution of this Agreement, Employee shall not directly or indirectly, either individually or acting in concert, (i) request, induce or attempt to influence any distributor or supplier of

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goods or services to the Company or its subsidiaries to curtail, cancel or refrain from maintaining or increasing the amount or type of business such distributor or supplier of goods or services is then transacting with the Company or its subsidiaries; (ii) solicit for employment or retention or hire, employ or retain any individual who is an employee, agent or representative of the Company or its subsidiaries as of the date hereof, or (iii) influence or attempt to influence any employee, agent or representative of the Company or its subsidiaries to terminate his or her employment or relationship with the Company.

     In the event of a breach of Paragraph 6 by Employee, the Company shall be entitled to injunctive relief, as well as to damages sustained and the recovery of reasonable attorneys' fees. Employee represents that he has complied with the terms of Paragraph 5 prior to the execution of this Agreement & Release.

Confidentiality of Terms; No Disparagement.
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     Employee expressly acknowledges that this Agreement and all matters relating to or leading up to the negotiation and effectuation of this Agreement, are confidential and shall be accorded the utmost confidentiality and shall not be disclosed to any third party except to Employee's wife, his legal, actuarial, pension, accounting and tax advisors to the extent necessary to perform services or as required by law, rule or regulation. In addition, Employee may disclose the provisions of paragraph 6 to any prospective employer. Employee agrees that if any disclosure is made as permitted under this paragraph, then such persons or entities shall be cautioned about the confidentiality obligations imposed by this Agreement and required to abide by the terms of this confidential undertaking.

     Employee agrees that he will conduct himself in a professional manner and not make any disparaging, negative or other statements regarding the Company, its affiliates or any of the Company's or its affiliates' officers, directors or employees which could reasonably be believed in any way to have an adverse effect on the business or affairs of the Company or its affiliates or otherwise be injurious to or not be in the best interests of the Company, its affiliates or any such other persons. The Company agrees that will not make any disparaging, negative or other unfavorable statements regarding the Employee. The Company does not provide references. If the Human Resources Department of the Company is contacted concerning Employee's employment, it will follow its usual practice and confirm dates of employment, salary and position held if requested to do so.

     Advice of Counsel.  Employee represents and warrants that he has read this
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Agreement, that he has had adequate time to consider it, that he had been advised by the Company to consult with an attorney and has consulted with an attorney prior to executing this Agreement, that he understands the meaning and application of this Agreement and that he has signed this Agreement knowingly, voluntarily and of his own free will with the intent of being bound by it

     Severability; Modification of Agreement.  If any provision of this
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Agreement shall be found invalid or unenforceable in whole or in part, then such provisions shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement as such circumstances may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

     Termination of Change in Control Agreement.  Employee acknowledges and
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agrees that the Change in Control Agreement dated March 6, 1998 and the First
Amended Change in Control Agreement dated November 9, 1998 between Employee and the Company are terminated as of the Agreement Date, and no rights or benefits of Employee have accrued therein.

     Arbitration.  Except for claims for emergency equitable or injunctive
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relief which cannot be timely addressed through arbitration, the parties hereby agree to submit any claim or dispute arising out of the terms of this Agreement (including exhibits) and/or any dispute arising out of or relating to Employee's employment with the Company in any way, to private and confidential arbitration by a single neutral arbitrator through JAMS/Endispute. Subject to the terms of this paragraph, the arbitration proceedings shall be governed by the then current JAMS/Endispute rules governing employment disputes, and shall take place in Los Angeles, California. The decision of the arbitrator shall be final and binding on all parties to this Agreement, and judgment thereon may be entered in any court having jurisdiction. The Parties shall share equally the arbitrator's fee and all costs of services provided by the arbitrator and arbitration organization; however, all costs of the arbitration proceeding

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or litigation to enforce this Agreement, including attorneys' fees and witness expenses, shall be paid as the arbitrator or court awards in accordance with applicable law. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, this arbitration procedure is intended to be the exclusive method of resolving any claim relating to the obligations set forth in this Agreement.

     Successors and Assigns.  This Agreement shall be binding upon and inure to
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the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, neither this Agreement nor any rights hereunder may be assigned to any party by the Company or Employee without the prior written consent of the other party hereto.

     Miscellaneous.  Employee agrees not to aid in, assist in, or encourage the
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pursuit of, litigation against the Company by any other person or entity.

     Entire Agreement.  Employee and the Company each represent and warrant that
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no promise or inducement has been offered or made except as set forth herein and that the consideration stated herein is the sole consideration for this Agreement, provided, however, that (1)any agreements relating to the confidentiality of trade-secret information and inventions and assignment of trade-secret information and inventions are not superseded by this Agreement.
and (2) the Option Agreements are not superseded or discharged by this Agreement. The parties agree that this Agreement shall be construed and enforced in accordance with the laws of the State of California.

Lyle B. Boarts                                Ortel Corporation


/s/ Lyle B. Boarts
---------------------
Date:  July 30, 1999               By: /s/ Stephen R. Rizzone
                                       ---------------------------------------
                                       Stephen R. Rizzone, President, Chief
                                       Executive Officer, Chairman of the Board

                                       Date:  July 30, 1999

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